UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Breeze Holdings Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 to Schedule 14A is filed solely to correct an error in the form of proxy, namely the extension date in Proposal No. 3. It contains no other changes to the definitive proxy materials filed on August 17, 2022.

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

# BREEZE HOLDINGS ACQUISITION CORP.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 12, 2022.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**Vote at the Meeting –**
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
**https://www.cstproxy.com/breezeholdingsacquisition/2022**

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 through 5.**

1. Election of the following three (3) Class I Directors to serve until the 2024 Annual Meeting.

   (1) Russell D. Griffin
   (2) Bill Stark
   (3) James L. Williams

   FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

**(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)**

2. Ratification of appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Amendment of the Company's amended and re-stated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company's common stock issued in the Company's initial public offering, from September 26, 2022, monthly for up to six additional months at the election of the Company, ultimately until as late as March 26, 2023. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Amendment to the Investment Management Trust Agreement, dated November 23, 2020, by and between the Company and Continental Stock Transfer & Company, to authorize the extension subject to Proposal 3 above and its implementation by the Company. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 3 and 4. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

**Signature**____________________ **Signature, if held jointly**____________________ **Date**________ **2022.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

**Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders**

**To view the 2022 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/breezeholdingsacquisition/2022**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# BREEZE HOLDINGS ACQUISITION CORP.

The undersigned appoints J. Douglas Ramsey, Ph.D. and Russell D. Griffin, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Breeze Holdings Acquisition Corp. held of record by the undersigned at the close of business on July 22, 2022 at the Annual Meeting of Stockholders of Breeze Holdings Acquisition Corp. to be held on September 13, 2022, or at any adjournment thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

**(Continued and to be marked, dated and signed on the other side)**